EXHIBIT 32.1
                            SECTION 906 CERTIFICATION


I, Clark A. Marcus, Chief Executive Officer of Eye Care International, Inc., certify, pursuant to 18 U.S.C. ss. 1350 as adopted by sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-QSB for the quarter ended March 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and



(2) the information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and result of operations of Eye Care International, Inc..

Dated: May 24, 2004

                                                /S/ CLARK A. MARCUS
                                                -----------------------
                                                Clark A. Marcus
                                                Chief Executive Officer